EXHIBIT 10.04

THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2004, is entered into by and among CERIDIAN CORPORATION, a Delaware corporation formerly known as New Ceridian Corporation (the “Borrower”), the several financial institutions party to the Credit Agreement defined below (each a “Lender” and, collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”).

RECITALS

     A. The Borrower, each Lender and the Administrative Agent are parties to that certain Credit Agreement dated as of January 31, 2001 as amended (the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

     B. The Borrower has advised the Lenders that because of the review of certain capitalization and expensing procedures as disclosed in the Borrower’s press releases dated July 19, 2004 and August 5, 2004, it has determined that it will not be able to file with the SEC its quarterly report on Form 10-Q with respect to the fiscal quarter ending June 30, 2004 within the time period contemplated by the Second Amendment to Credit Agreement dated as of August 4, 2004 among the parties hereto, and the Borrower has requested that the Lenders agree to certain amendments of the Credit Agreement to accommodate such determination.

     C. The Borrower has further advised the Lenders that the above-described accounting review could prospectively require the Borrower to restate past financial statements and related reports, and the Borrower has requested that the Lenders agree to certain amendments of the Credit Agreement to accommodate any prospective determination to make any such restatement.

     D. The Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

     (a) The definition of “Material Adverse Effect” appearing in Section 1.01 of the Credit Agreement shall be hereby amended by adding the following new sentence at the end thereof:

     It is understood and agreed that none of the following, individually or in the aggregate, will constitute a Material Adverse Effect: (a) any delay in filing the Borrower’s quarterly report on Form 10-Q filed with the SEC for the fiscal quarter of the Borrower ending June 30, 2004, which does not extend to a date later than November 9, 2004; (b) any determination by the Borrower made on or before November 9, 2004, that a restatement is required of financial reports or other information previously required to be delivered under this Agreement with respect to any period ending before June 30, 2004, as a result of the review of certain capitalization and expensing procedures at its Human Resources Solutions business, as disclosed in the Borrower’s press releases dated July 19, 2004 and August 5, 2004 (the “Review”); (c) any such actual restatement which is furnished to the Lenders on or before November 9, 2004, to the extent such restatement is not asserted in writing by the Required Lenders on or before November 24, 2004 to constitute a Material Adverse Effect; and (d) any effect of the Review on the financial statements furnished to the Lenders with respect to the fiscal quarter ending June 30, 2004 which are furnished to the Lenders on or before November 9, 2004, to the extent such effect is not asserted in writing by the Required Lenders on or before November 24, 2004 to constitute a Material Adverse Effect.

     (b) Section 1.01 of the Credit Agreement shall be hereby amended by inserting the following defined term in alphabetical position:

“Review” has the meaning set forth in the definition of “Material Adverse Effect”.

     (c) Section 6.01(b) of the Credit Agreement shall be amended by inserting the following proviso before the period at the end thereof:

; provided however, that with respect to the fiscal quarter of the Borrower ending June 30, 2004, the Borrower will not be required to deliver the reports or other information described above in this Section 6.01(b) until November 9, 2004; provided further, that it will not be a violation of this Section 6.01(b) if (x) the Borrower determines on or before November 9, 2004 that a restatement of financial reports of the Borrower or other information previously required to be delivered under this Section 6.01(b) with respect to any period ending before June 30, 2004, is required as a result of the Review or (y) any such actual restatement is furnished to the Lenders, to the extent such restatement is not asserted in writing by the Required Lenders to constitute a material restatement of such previously delivered financial reports and other information.

     (d) Section 6.02(a) of the Credit Agreement shall be amended by inserting the following proviso before the period at the end thereof:

; provided however, that it will not be a violation of this Section 6.02(a) if (x) the Borrower determines on or before November 9, 2004 that a restatement of financial reports of the Borrower or other information previously required to be furnished under this Section 6.02(a) with respect to any period ending before June 30, 2004, is required as a result of the Review; or (y) any such actual restatement is furnished to the Lenders, to the extent such restatement is not asserted in writing by the Required Lenders to

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constitute a material restatement of such previously delivered financial reports and other information.

     (e) Section 6.09 of the Credit Agreement shall be amended by inserting the following proviso before the period at the end of the first sentence thereof:

; provided however, that the Borrower will not be deemed to have breached or violated this Section 6.09 if (x) the Borrower determines on or before November 9, 2004 that it is required as a result of the Review to restate its books and records of account for any period ending before June 30, 2004; or (y) any such actual restatement is furnished to the Lenders, to the extent such restatement is not asserted in writing by the Required Lenders to constitute a material restatement of such books and records of account.

     (f) Sections 7.09 and 7.10 shall be amended by inserting the following proviso before the period at the end thereof:

; provided however, that this requirement will not be measured with respect to the fiscal quarter ending June 30, 2004 until the financial reports required under Section 6.01(b) with respect to such period are furnished in accordance with Section 6.01(b).

     (g) Section 8.01(d) shall be amended by inserting the following proviso before the semi-colon at the end thereof:

; provided however, that no representation or warranty made by the Borrower which is based on or related to any previously furnished reports or information required to be restated as a result of the Review will be deemed to have been incorrect in any material respect when made or deemed made, for all purposes under this Agreement, (x) notwithstanding that the Borrower determines on or before November 9, 2004 that it is required as a result of the Review to restate its books and records, financial reports or related information furnished under this Agreement with regard to any period ending before June 30, 2004; or (y) if any such actual restatement is furnished to the Lenders, to the extent such restatement is not asserted in writing by the Required Lenders to constitute a material restatement of such previously delivered reports or information.

     3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

        (a) No Default or Event of Default has occurred and is continuing.

        (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

        (c) All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct as of the Effective Date, except to the extent such

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representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

        (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

     4. Effective Date. This Amendment will become effective on the date when each of the conditions precedent set forth in this Section 4 has been satisfied (such date, the “Effective Date”), to the extent satisfied on or prior to September 30, 2004:

        (a) The Administrative Agent shall have received from each of the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

        (b) The Administrative Agent shall have received from the Borrower a certificate executed by the secretary, deputy secretary or assistant secretary of the Borrower providing satisfactory evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

        (c) The Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to September 30, 2004, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

        (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request prior to September 30, 2004.

     5. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

     6. Miscellaneous.

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

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        (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

        (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

        (g) The Borrower covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

        (h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(Remainder of page intentionally left blank)

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

CERIDIAN CORPORATION, as the Borrower

By:	/s/ David B. Kuhnau

Name:	David B. Kuhnau

Title:	Vice President and Treasurer

(Signature Page to Amendment)

BANK OF AMERICA, N.A.,as the Administrative Agent, a Lender and L/C Issuer

By:	/s/ B. Kenneth Burton, Jr.

Name:	B. Kenneth Burton, Jr.

Title:	Vice President

(Signature Page to Amendment)

AMSOUTH BANK, as a Lender

By:	/s/ Eric Kruse

Name:	Eric Kruse

Title:	Assistant Vice President

(Signature Page to Amendment)

BANK ONE, N.A., as a Lender

By:	/s/ Sabir Hashmy

Name:	Sabir Hashmy

Title:	Director

(Signature Page to Amendment)

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Steven L. Hipsman

Name:	Steven L. Hipsman

Title:	Director

(Signature Page to Amendment)

MELLON BANK, N.A., as a Lender

By:	/s/ Daniel J. Lenckos

Name:	Daniel J. Lenckos

Title:	First Vice President

(Signature Page to Amendment)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luke G. McElhinny

Name:	Luke G. McElhinny

Title:	Assistant Vice President

(Signature Page to Amendment)

THE BANK OF NEW YORK, as a Lender

By:	/s/ John-Paul Marotta

Name:	John-Paul Marotta

Title:	Vice President

(Signature Page to Amendment)

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By:	/s/ Shinichiro Munechika

Name:	Shinichiro Munechika

Title:	Deputy General Manager

(Signature Page to Amendment)

JPMORGAN CHASE BANK, as a Lender

By:	/s/ Beth Grossman

Name:	Beth Grossman

Title:	Vice President

(Signature Page to Amendment)

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Maria Amaral-LeBlanc

Name:	Maria Amaral-LeBlanc

Title:	Senior Vice President

(Signature Page to Amendment)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ziad W. Amra

Name:	Ziad W. Amra

Title:	Corporate Banking Officer

(Signature Page to Amendment)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark H. Halldorson

Name:	Mark H. Halldorson

Title:	Vice President

By:	/s/ Jennifer Barrett

Name:	Jennifer Barrett

Title:	Vice President & Loan Team Manager

(Signature Page to Amendment)

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